BT INVESTMENT FUNDS
International Equity Fund
ANNUAL REPORT
SEPTEMBERo1996
International Equity Fund
Table of Contents
Letter to Shareholders             3

International Equity Fund
Statement of Assets and Liabilities6
Statement of Operations            6
Statement of Changes in Net Assets 7
Financial Highlights               7
Notes to Financial Statements      8
Report of Independent Accountants  9

International Equity Portfolio
Schedule of Portfolio Investments  10
Statement of Assets and Liabilities12
Statement of Operations            12
Statement of Changes in Net Assets 13
Financial Highlights               13
Notes to Financial Statements      14
Report of Independent Accountants  16

International Equity Fund
Letter to Shareholders
We are pleased to present you with this annual report for the BT Investment International Equity Fund, providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.
The International Equity Fund (the "Fund") had a total return of 13.42% for the twelve months ending September 30, 1996, as compared to 8.61% for the Morgan Stanley Capital International ("MSCI") EAFE Index and 9.36% for the Lipper International Equity Funds Average. Since its inception on August 4, 1992, the Fund has returned 83.17%, cumulatively.

MARKET ACTIVITY

Europe
Continental Europe performed well for the year, although in the six months ending September 30, 1996, the upsurge in the U.S. dollar depressed the returns of these markets. In contrast, the sterling rallied on the back of dollar strength, bringing the United Kingdom to equal performance with the continent in dollar terms.

Still, a number of peripheral markets outperformed the U.K. in both local currency and dollar terms. These include the devaluers-Spain, Sweden, and Italy-where markets benefitted from both dollar and bond market strength, as well as Ireland and Finland, which outperformed on the back of superior GDP performance.

In contrast to the previous six months, Switzerland underperformed due to the weak domestic economy and currency volatility. The European markets as a whole have become increasingly sensitive to currency fluctuations, as the arrival of the new common tender "Euro" nears and deutschemark hardness comes into question.

The process of European monetary convergence actually propelled many of Europe's markets in the latest six months, notably on the periphery where bond market rallies and decreasing interest rates helped interest-sensitive sectors. At the same time, the convergence hurt many exporters and domestic economy sensitive stocks, as the drive toward fiscal discipline continues to restrain economic activity. Much of this same dichotomous influence was felt in the European core countries as well.
For much of the latest six-month period, the European market hinged on expectations of a U.S. Federal Reserve Board tightening, which never materialized. However, the U.S. and its G3 partners have succeeded in talking up the U.S. dollar and cooling down the U.S. economy. This has been a different form of monetary tightening, and it has helped prospects in Europe and Japan. With U.S. inflation in check and real rates fairly high, European markets seem to have concluded that the Bundesbank is not even close to reversing its interest rate cycle.

Asia
The Japanese equity market has been relatively flat in local currency terms since we last reported, but due to significant softening of the yen, it was down in dollar terms. In fact, the Japanese market was the worst performing major EAFE market for both the six months and year ending September 30, 1996. Concerns abound over the sustainability of its economic recovery, especially in light of the fiscal contraction underway.

Asia ex-Japan outperformed the EAFE Index overall for the year but underperformed the Index over the latest six-month period. Performance throughout the region was mixed. More specifically, in the six months ending September 30, Hong Kong, the Philippines, Australia and Malaysia modestly outperformed. Singapore and Thailand, on the other hand, gave up the progress they made in the first half of the Fund's fiscal year, as they were rocked in the second six months by fears of a hard economic landing and by concerns over weak exports. Government efforts to restrain property market speculation compounded liquidity problems.

South Africa
Weakness in the rand continued to lead to underperformance in this market in dollar terms, though the market has reached new highs in local currency terms.

INVESTMENT REVIEW
Overall, the Fund added to its holdings in continental Europe during the latest six-month period, staying significantly overweight in the peripheral markets. The Fund remained

Objective
Seeks long term capital appreciation from investments in foreign equity securities or other securities with equity characteristics.

Investment Instruments
Equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics; the investments are diversified among several regions.

Ten Largest Stock Holdings
Internationale Nederlanden Groep   KCI Konecranes Intl. Corp
adidas AG                          ABB AG
Dassault Systemes SA               Philips Electronics
Barclays Plc                       Toyota Motor Corp
Volkswagen AG                      CRH Plc

International Equity Fund
Letter to Shareholders (continued)
underweight in the U.K., although it has increased its exposure to this market, and reduced its weightings in Japan and in South Africa. We also increased the Fund's cash exposure to approximately 9%, due to increased cash flows, interest rate uncertainty, and high market volatility.

In Europe's peripheral markets, the Fund is focused primarily on defensive and interest-sensitive sectors, such as utilities, energy, and financials. We believe these areas should benefit the most from EMU convergence. These selections were supplemented by such stocks as Acerinox, the lowest cost global producer of stainless steel, and by such luxury goods stocks as Gucci Group. We took profits in both Sweden's Astra, as concerns heightened over the company's longer-term drug pipeline, and in Finland's UPM-Kymmene, as weakness in the pulp and paper industry became evident.

We added a restructuring play in Germany, namely SGL Carbon, a world leader in graphite manufacturing. We also purchased shares of Koninklijke Ahold, a leading Dutch retailer, while we reduced holdings in Dutch airline company KLM, as a reflection of Europe's sluggish economy.

Telecommunication stocks underperformed, weighed down by large privatizations in France, Italy and Germany as well as by heightened competition in the current deregulated environment. The Fund's sole exposure to the sector is STET, the Italian telecom holding company, after we sold TeleDanmark and Orange Plc.

While remaining underweight in the United Kingdom, we are taking advantage of the market's excellent yield support by gradually increasing the Fund's exposure. We are focusing on shareholder friendly companies, adding positions in Barclays and NatWest, both of which are generating significant cash and are committed to enhancing shareholder value; Rolls Royce and British Aerospace, both expected to benefit from further restructuring in the European aerospace industry; and Millenium & Copthorne Hotels and British Land Company, both late-cycle plays in the property and hotel sectors. We also concentrated exposure in utilities, selling PowerGen, adding to National Power, which has a superior international business strategy, and purchasing United Utilities, which is the best positioned pure play, dual water/electric utility in the U.K.

In Japan, we established exposure to the blue chip office and commercial property sector, where long-term post-bubble declines in prices have begun to turn. Specifically, we purchased Sumitomo Realty and Development and Mitsubishi Estate. We also added Takashimaya, a high-end department store, which opened the largest store in Japan with no new employee hires. We purchased Takeda Chemical Industries, a global pharmaceutical company with a strong drug pipeline, scope for operating margin improvement, and a shareholder friendly management team. We took profits in Toshiba. The Fund continues to avoid the troubled financial sector.

The Fund remains overweighted in Hong Kong, which benefitted the Fund's performance in the latest six month period. Our position is primarily in "red chips," positioned to leverage Mainland China economic growth, including regional conglomerates, strong specialty clothing concepts, and infrastructure plays.

We established a presence in Korea and in Taiwan, and in Australia, we took profits in National Australia Bank to establish more balance through the resource and gaming operator sectors. We reduced our exposure to the Thai market, which suffered from a deteriorating trade balance and growing foreign debt exposure, and we remained underweighted in Singapore.

As a whole in Asia, we are looking for companies catering to growing domestic consumerism, such as those in the leisure and gaming industries.

In South Africa, we maintained a core presence in blue chips with excellent prospects.
Diversification of Portfolio Investments
By Country as of September 30, 1996 (percentages are based on market value) Other 31%
Spain  4%
Netherlands  6%
Italy  6%
Hong Kong  7%
Germany  7%
United Kingdom  10%
Switzerland  3%
France  11%
Japan  15%
MANAGER OUTLOOK

Going forward, we believe that perceived fiscal restraints in Europe in an effort to meet Maastricht requirements for EMU convergence will keep inflation low but also hold back any opportunity for robust economic activity. Our emphasis will continue to be, then, on beneficiaries of lower interest rates and strong bond markets, such as utilities and financials in the periphery European markets. We also are finding exciting opportunities in special niche sectors such as luxury goods that capture renewed demand in both domestic and

International Equity Fund
Letter to Shareholders (continued)
foreign markets and are relatively insensitive to sluggish European economies. In the European core, we are focusing on companies motivated by the need to restructure their operations and demonstrating management sensitivity to minority shareholder interests. Ultimately, we believe the EMU will happen, and that as those nations who want to participate try to get their economies in order to qualify, the equity markets in those nations will benefit.

In Japan, we believe there are still compelling opportunities from a bottom-up perspective, though the prognosis here is still cloudy. We are skeptical about the financial sector, in particular, as capital adequacy requirements will likely depress stock prices. We continue to find value in those companies benefitting from a weak yen regime, successfully restructuring operations, focusing on global growth, and delivering value to Japanese consumers. As for Asia ex-Japan, we remain positive on Hong Kong, the Philippines, Malaysia, and Australia, and we remain cautious on Thailand.

We also stay concerned and cautious about South Africa, especially when the Central Bank raised rates to defend its currency, rather than removing exchange controls.
We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital appreciation.

Michael Levy and Robert Reiner
Portfolio Managers of the
International Equity Portfolio
September 30, 1996

Comparison of Change in Value of a $10,000 Investment in the BT Investment International Equity Fund and the Morgan Stanley Capital International EAFE Index since August 31, 1992.

Total Return
Ended September 30, 1996
One Year                           Since 8/4/92*
13.42%                             83.17%
* The Fund's inception date.
Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

       BT International Equity $18,057   MSCI EAFE Index $15,630
Aug-92       10000                                    10000
Sep-92       9665                                      9803
Dec-92       9606                                      9424
Mar-93       10424                                    10554
Jun-93       11084                                    11615
Sep-93       11944                                    12386
Dec-93       13196                                    12493
Mar-94      13717                                     12930
Jun-94       13266                                    13590
Sep-94       13977                                    13603
Dec-94       13738                                    13465
Mar-95      14046                                     13715
Jun-95       14961                                    13815
Sep-95       15911                                    14391
Dec-95       15950                                    14974
Mar-96      16862                                     15406
Jun-96       17881                                    15650
Sep-96       18057                                    15630

Past performance is not indicative of future performance.
International Equity Fund
Statement of Assets and Liabilities  September 30, 1996
Assets
Investments in International Equity Portfolio, at Value    $  161,678,276
Receviable for Shares of Beneficial Interest Subscribed           166,693
Prepaid Expenses and Other                                          9,547
Total Assets                                                  161,854,516

Liabilities
Due to Bankers Trust                                               80,666
Payable for Shares of Beneficial Interest Redeemed                 43,077
Accrued Expenses and Other                                         39,127
Total Liabilities                                                 162,870

Net Assets ($0.001 par value per share, unlimited
  number of shares of beneficial interest authorized) $ 161,691,646 Composition of Net Assets
Paid-in Capital                                            $  135,977,614
Accumulated Net Investment Income                               1,972,372
Accumulated Net Realized Gain from Investment
    and Foreign Currency Transactions                           3,984,951
Net Unrealized Appreciation on Investments, Foreign
   Currencies and Forward Foreign Currency Contracts           19,756,709
Net Assets, September 30, 1996                             $  161,691,646
Net Asset Value, Offering and Redemption Price Per
   Share (net assets divided by shares outstanding)        $        16.77
Shares Outstanding                                              9,641,288
Statement of Operations  For the year ended September 30, 1996
Investment Income
Income Allocated from International Equity Portfolio, net  $    2,033,530
Expenses
Administration and Services                                       982,662
Shareholder Reports                                                16,059
Registration                                                       40,624
Professional                                                       13,029
Trustees                                                            2,875
Miscellaneous                                                       1,906
Total Expenses                                                  1,057,155
Less:  Expenses Absorbed by Bankers Trust                        (74,494)

Net Expenses                                                      982,661
Net Investment Income                                           1,050,869

Realized and Unrealized Gain on Investments, Foreign
   Currencies and Forward Foreign Currency Contracts
Net Realized Gain from:
Investment Transactions                                        5,057,199
Foreign Currency Transactions                                  1,023,498
Net Unrealized Appreciation on Investments, Foreign
  Currencies and Forward Foreign Currency Contracts            7,989,401

Net Realized and Unrealized Gain on Investments,
  Foreign Currencies and Forward Foreign Currency Contracts   14,070,098
Net Increase in Net Assets from Operations                  $ 15,120,967
See Notes to Financial Statements on Page 8

International Equity Fund
Statement of Changes in Net Assets
                       For the             For the period
                       Year Ended          January 1, 1995 to
                       September 30, 1996  September 30, 1995**
Increase in
Net Assets from:
Operations
Net Investment Income  $     1,050,869     $        767,061
Net Realized Gain from
   Investment and
   Foreign Currency
   Transactions              6,080,697            1,956,485
Net Change in
   Unrealized
   Appreciation
   on Investments,
   Foreign Currencies
   and Forward Foreign
   Currency Contracts        7,989,401            6,955,090
Net Increase in Net
   Assets from Operations   15,120,967            9,678,636
Distributions to Shareholders
Net Investment Income       (1,680,074)            (16,362)
Net Realized Gain from
   Investment Transactions  (2,218,709)            (62,809)
Total Distributions         (3,898,783)            (79,171)
Capital Transactions
   in Shares of
   Beneficial Interest
Proceeds from Sales
   of Shares                98,926,188           35,856,451
Dividend Reinvestments       2,166,771               42,076
Cost of Shares Redeemed    (33,430,708)        (18,711,160)
Net Increase from
   Capital Transactions
   in Shares of
   Beneficial Interest      67,662,251           17,187,367
Total Increase in
   Net Assets               78,884,435           26,786,832

Net Assets
Beginning of Period         82,807,211           56,020,379
End of Period
   (includes accumulated
   net investment income
   of $1,972,372 and
   $799,626,
   respecitvely)         $ 161,691,646        $  82,807,211
Financial Highlights
Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated for the International Equity Fund.

For the period

For the               August 4, 1992
                                 For the               For the period
year ended             (Commencement
                                 year ended            January 1, 1995 to
December 31,          of Operations) to
                                 September 30, 1996    September 30, 1995**
1994      1993        December 31, 1992
Per Share Operating Performance:
Net Asset Value, Beginning
   of Period                         $15.47                  $13.37
$13.18      $9.75            $10.00
Income from Investment Operations
Net Investment Income                  0.18                    0.14
0.10       0.05              0.03
Net Realized and Unrealized
   Gain on Investments,
   Foreign Currencies and
   Forward Foreign
   Currency Contracts                  1.80                    1.97
0.44       3.60            (0.28)
Total from Investment Operations       1.98                    2.11
0.54       3.65            (0.25)
Distributions to Shareholders
Net Investment Income                 (0.31)                  (0.00)
(0.09)     (0.15)              --
Net Realized Gain from Investment
   Transactions                       (0.37)                  (0.01)
(0.26)     (0.07)              --
Total Distributions                   (0.68)                  (0.01)
(0.35)     (0.22)              --
Net Asset Value, End of Period       $16.77                  $15.47
$13.37     $13.18             $9.75
Total Investment Return               13.42%                  15.82%
4.12%     37.38%            (6.01)%*

Supplemental Data and Ratios:
Net Assets, End of Period
   (000's omitted)                 $161,692                 $82,807
$56,020    $33,869            $8,218
Ratios to Average Net Assets:
Net Investment Income                  0.91%                   1.55%*
0.84%      0.79%             0.97%*
Expenses, including Expenses
   of the International
   Equity Portfolio                    1.50%                   1.50%*
1.50%      1.50%             1.50%*
Decrease Reflected in Above
   Expense Ratio Due to
   Absorption of Expenses by
    Bankers Trust                      0.26%                   0.33%*
0.37%      0.62%             1.36%*

*   Annualized
** On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
See Notes to Financial Statements on Page 8

International Equity Fund
Notes to Financial Statements
Note 1-Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The International Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on August 4, 1992. The Fund invests substantially all of its assets in the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1996, the Fund's investment was approximately 98.10% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report.

B. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.
C. Dividends
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually.

D. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended September 30, 1996, $1,801,951 was reclassified from net realized capital gain to undistributed net investment income.

E. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's Funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

Note 2-Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.85 of 1% of the Fund's average daily net assets. For the year ended September 30, 1996, this fee aggregated $982,662.

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. (`Edgewood''). Prior to September 30, Signature Broker-Dealer Services, Inc. (`Signature'') was the Trust's distributor. Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood may seek reimbursement, at an annual rate not exceeding 0.20 of 1% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the year ended September 30, 1996, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.85 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and
1.50 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. For the year ended September 30, 1996, expenses of the Fund have been reduced by $74,494.

The Fund is subject to such limitations as may from time to time be imposed by the Blue Sky laws of states in which of the Fund sells its shares. Currently, the most restrictive jurisdiction imposes expense limitations of 2.5% of the first $30,000,000 of the average daily net assets, 2.0% of the next $70,000,000, and 1.5% of any excess over $100,000,000.

Certain trustees and officers of the Fund are also directors, officers and/or employees of Edgewood and/or Signature. None of the trustees so affiliated received compensation for services as trustee of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

Note 3-Shares of Beneficial Interest
At September 30, 1996, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
               For the                  For the period
               year ended               January 1, 1995
               September 30, 1996       September 30, 1995
               Shares     Amount        Shares    Amount

Sold         6,278,513   $98,926,188  2,458,261  $35,856,451
Reinvested     146,008     2,166,771      2,716       42,076
Redeemed   (2,134,450)  (33,430,708) (1,298,482) (18,711,160)
Net
  Increase  4,290,071   $67,662,251   1,162,495   $17,187,367

International Equity Fund
Report of Independent Accountants
To the Trustees and Shareholders of BT Investment Funds:

We have audited the accompanying statement of assets and liabilities of the International Equity Fund (one of the Funds comprising BT Investment Funds) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1996 and the nine months ended September 30, 1995, and the financial highlights for the year ended September 30, 1996, the nine months ended September 30, 1995, for each of the two years in the period ended December 31, 1994 and for the period August 4, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund of BT Investment Funds as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
October 29, 1996

International Equity Fund
Schedule of Portfolio Investments September 30, 1996
 Shares   Description                               Value
          COMMON STOCKS - 90.24%
          Australia - 2.62%
 265,000  Aristocrat Leisure (Entertainment)        $  744,415
 307,300  Capral Aluminum Ltd. (Metals-Diversified)    936,191
 206,960  News Corporation (Services)               1,085,778
 140,000  TABCORP Holdings Ltd. (Capital Equipment)    691,280
 134,000  WMC Ltd. (Mining)                            862,058
                                                     4,319,722
          Austria - 0.61%
 10,000   OMV AG (Energy)                           1,006,421

          Brazil - 0.34%
8,600,000 Telec Brasileiras-Telebras"ON"
             (Telecommunication)                       561,877

          Canada - 0.33%
 24,800   Canadian Natural
             Resources Ltd. (Energy) (a)               549,776

          Finland - 2.34%
 79,900   KCI Konecranes International Corp.
            (Capital Equipment) (a)                 2,221,631
 36,800   Nokia AB ADR-A (Consumer Goods)           1,628,400
                                                    3,850,031

          France - 11.62%
 14,889   Accor SA (Diversified)                    1,840,463
 67,100   Assurances Generales de
              France (Finance)                      1,879,887
 22,000   Chargeurs International
             SA (Diversified)                          814,136
 11,750   Christian Dior (Consumer Goods)           1,375,041
 13,987   Club Mediterranee (Services)              1,002,691
 6,117    Compagnie Generale des
             Eaux (Diversified)                        664,878
 2,200    Comptoirs Modernes (Retail-Grocery)       1,043,458
 66,700   Dassault Systemes SA
             (Computer Software) (a)                2,793,063
 21,200   Genset ADR (Biopharmaceuticals) (a)          365,700
 7,000    Groupe Danone (Food Processing)           1,022,611
 20,944   Lyonnaise des Eaux-Dumez (Diversified)    1,874,746
 7,900    Pathe SA (Services) (a)                   2,018,891
 29,800   SGS-Thomson Microelectronics N.V.
             (Consumer Goods) (a)                   1,411,775
 13,251   Total SA - B (Energy)                     1,043,639
                                                    19,150,979

          Germany - 7.13%
 31,000   adidas AG (Consumer Goods) (b)            2,822,986
 40,600   BASF AG (Diversified)                     1,277,650
 6,500    Berliner Kraft & Licht (Utilities)        1,768,504
 10,344   SAP AG - Vorzug (Computer Software)       1,739,485
 16,000   SGL Carbon AG (Diversified)               1,867,174
 6,100    Volkswagen AG (Consumer Goods)            2,275,552
                                                    11,751,351

          Hong Kong - 6.91%
 797,000  CDL Hotels International (Services)          432,872
 127,000  Cheung Kong Holdings, Ltd. (Finance)         977,176
 687,000  China Resources
             Enterprises, Ltd. (Real Estate)           692,952
2,000,000 China Travel International Investment
             Hong Kong Ltd. (Transportation)           594,853
 500,000  First Pacific Co. (Diversified) (b)          756,498
2,412,000 First Sign International
             Holdings Ltd. (Textile)                   647,213
 672,000  Founder Hong Kong Ltd. (Services) (a)        262,873
 662,000  Giordano International Ltd. (Diversified)    582,129
 770,000  Goldlion Holdings Ltd. (Consumer Goods)      652,205
 806,000  Guangnan Holdings, Ltd. (Services)           536,778
 28,200   Guangshen Railway Company Ltd.
             (Transportation) (a)                      535,800
 138,000  Guoco Group (Finance)                        674,564
 166,000  Hutchison Whampoa Ltd. (Diversified)      1,116,255

 133,000  Jardine Matheson Holdings (Diversified)  $   831,250
 114,000  Pico Far East Holdings (Diversified)         25,061
 626,000  Shanghai Industrial Holdings
             Ltd. (Diversified) (a)                 1,436,894
1,856,000 Theme International Holdings Ltd.
             (Consumer Goods)                          630,027
                                                    11,385,400

          India - 0.37%
 46,000   Tata Engineering and Locomotive
             Company Ltd. (Diversified) (b)            603,750

          Indonesia - 1.16%
 217,500  Bukaka Teknik Utama PT
             (Capital Equipment)                       175,570
 332,000  Ciputra Development PT (Real Estate)         264,422
 498,000  Citra Marga Nusaphala Persada PT
(Capital Equipment)                                    337,674
 545,000  Fiskaragung Perkasa PT (Consumer Goods)
             (a)                                       404,738
 207,000  Kalbe Farma PT (Pharmaceuticals)             494,597
 265,200  Steady Safe PT (Transportation)              242,617
                                                    1,919,618

          Ireland - 2.20%
 192,600  Bank of Ireland (Finance)                 1,517,663
 207,300  CRH Plc. (Materials)                      2,101,634
                                                    3,619,297

          Italy - 5.34%
 75,000   Bulgari SPA (Consumer Goods)              1,396,965
1,400,000 Credito Italiano (Finance)                1,608,751
 246,700  Ente Nazionale Idrocarburi SPA (Oil)      1,261,824
1,020,000 Parmalat Finanziaria SPA (Finance)        1,467,626
 62,000   Safilo SPA (Consumer Goods)               1,380,901
 486,700  Societa Finanziaria
             Telefonica (Services)                  1,689,964
                                                    8,806,031

          Japan - 15.44%
 92,600   AJL Peps Trust (Consumer Goods)           1,828,850
 68,000   Canon Inc.(Capital Equipment)             1,337,104
 51,000   Daimaru Inc. (Services)                      337,939
 280      East Japan Railway Co.
             (Transportation)                       1,352,548
 163,000  Hitachi Ltd. (Capital Equipment)          1,580,606
 58,000   Jusco Co. (Services)                      1,765,387
 204,000  Mitsubishi Electric Corp.
             (Capital Equipment)                    1,392,054
 64,000   Mitsubishi Estate Co. (Finance)              879,192
 237,000  Mitsubishi Heavy Industry
             (Capital Equipment)                    1,930,047
 200,000  Obayashi Corp. (Capital Equipment)        1,641,302
 75,000   Sankyo Co. (Health & Personal)            1,919,192
 30,000   Sony Corp. (Consumer Goods)               1,893,603
 440,000  Sumitomo Metal Industries (Steel)         1,248,395
 114,000  Sumitomo Realty &
             Development (Finance)                     878,222
 108,000  Takashimaya Co. (Retail)                  1,609,697
 94,000   Takeda Chemical
             Industries (Pharmaceuticals)           1,721,751
 83,000   Toyota Motor Corp. (Consumer Goods)       2,123,906
                                                    25,439,795

          Malaysia - 2.49%
 76,000   Edaran Otomobil Nasional
             (Consumer Goods)                          748,933
 97,000   Jaya Tiasa Holdings (Materials)              603,710
 183,337 Kentucky Fried Chicken (Consumer Goods) 797,276 102,000 Perusahaan Otomobil Nasional BHD
             (Consumer Goods)                          553,441
 127,000  Sungei Way Holdings (Diversified)            678,955
 188,000  UMW Holdings BHD (Diversified)               723,798
                                                    4,106,113

          Netherlands - 5.98%
 18,000   Gucci Group (Consumer Goods)              1,305,000

See Notes to Financial Statements on Pages 14-15

International Equity Fund
Schedule of Portfolio Investments September 30, 1996
 Shares   Description                               Value
 97,250   Internationale Nederlanden
          Group NV (Finance)                    $   3,035,332
 32,200   KLM Royal Dutch Airlines (Transportation)    861,979
 28,140   Koninklijke Ahold NV (Retail)             1,593,761
 60,300   Philips Electronics (Consumer Goods)      2,178,117
 18,750   Toolex Alpha NV ADR (Diversified) (a)        421,875
 20,500   Toolex Alpha NV (Diversified) (a)            467,298
                                                    9,863,362

          Philippines - 1.48%
3,720,000 Belle Corp. (Real Estate) (a)             1,091,824
1,270,100 Mondragon International Philippines
             (Consumer Goods) (a)                      726,187
1,232,400 Universal Robina Corp. (Consumer Goods)      622,424
                                                    2,440,435

          Singapore - 0.52%
 86,000   Far East Levingston Shipbuilding Ltd.
             (Capital Equipment)                       406,150
 73,000   Singapore Land Ltd. (Finance)                443,257
                                                       849,407

          South Africa - 0.53%
 53,960   Fedsure Holdings Ltd. (Finance) (b)          392,522
 6,932    Liberty Life Association of
             Africa (Services)                         209,725
 19,600   Metro Cash and Carry Ltd. (Services) (b)     267,050
 169      South African Breweries (Diversified)        4,508
                                                       873,805

          South Korea - 0.60%
 65,000   Korea Mobile Telecommunications
(Telecommunications) (a)                               983,125

          Spain - 4.25%
 9,932    Acerinox (Steel)                          1,156,368
 61,204   Autopistas Concesionaria Espanola SA
             (Diversified)                             731,655
 9,635    Banco Popular Espanol (Finance)           1,770,850
 20,200   Fomento de Construcciones y Contratas
             (Capital Equipment)                    1,596,745
 180,100  Iberdrola SA (Utilities)                  1,746,229
                                                    7,001,847

          Sweden - 2.02%
 79,000   Nordbanken AB (Finance)                   2,027,476
 74,800   Svedala Industries (Capital Equipment)    1,298,611
                                                    3,326,087

          Switzerland - 3.12%
 1,791    ABB AG - Bearer (Machinery)               2,191,603
 794      Ciba-Geigy AG, - B (Consumer Goods)       1,011,501
 9,841    TAG Heuer International SA
             (Consumer Goods)                       1,931,147
                                                    5,134,251

          Taiwan - 0.39%
 28,130   Taiwan Fund, Inc. (Diversified)              650,506

          Thailand - 0.66%
 41,300   PTT Exploration & Production (Energy)        610,949
 135,500  Thai Military Bank (Finance)                 482,453
                                                    1,093,402

          United Kingdom - 10.13%
 170,000  Barclays Plc. (Finance)                   2,495,656
 98,600   British Aerospace Plc. (Aerospace)        1,628,608
 160,000  British Land Company Plc.
             (Real Estate)                          1,140,657
 692,500  Iceland Group (Services)                     936,496
 560,700  Lonrho (Diversified)                      1,494,600
 210,000  Millennium & Copthorne
             Hotels Plc. (Services)                 1,025,981

 Shares   Description                               Value
 231,000  National Power Plc. (Utilities)       $   1,421,107
 108,500  National Westminster
             Bank Plc. (Finance)                    1,151,780
 96,600   Powerscreen International
             Plc. (Diversified)                     829,879
 307,000  Rolls-Royce Plc. (Aerospace)              1,149,513
 427,100  Storehouse Plc. (Services)                2,013,201
 157,000  United Utilities Plc. (Utilities)         1,400,314
                                                    16,687,792

          Venezuela - 1.10%
 822,688  Electricidad de Caracas (Utilities)          816,585
 155,902  Mavesa SA, ADR (Consumer Goods) (b)       1,004,009
                                                    1,820,594

          Other - 0.56%
 63,500   Latin American Equity Fund (Diversified)     928,688

Total Common Stocks (Cost $128,783,890)      $     148,723,462

          PREFERRED STOCK CONVERTIBLE - 0.25%
          South Africa - 0.25%
 16,000   South African Breweries
             (Diversified) (Cost $594,485)        $    423,234

 Principal
 Amount
          CORPORATE DEBT CONVERTIBLE - 0.65%
          South Africa - 0.65%
$280,000  Investec O/S Finance BVI,
             6.375% 11/30/02 (Finance)                 302,750
 590,000  Liberty Life International,
              6.50%, 9/30/04 (Finance)                 772,900

Total Corporate Debt Convertible
             (Cost $1,084,333)                    $  1,075,650

          SOVEREIGN DEBT - 0.66%
          Italy - 0.66%
1,075,000 Republic of Italy, 5.00%, 6/28/01
             (Finance) (Cost $1,083,701)         $   1,088,437

          SHORT TERM INSTRUMENTS - 10.78%
          U.S. Treasury Bills - 10.78%
18,030,0005.36%, 1/16/97 (Cost $17,754,106)      $   17,759,911

Total Investments (Cost $149,300,515) - 102.58%   $  169,070,694
Liabilities in Excess of Other Assets - (2.58%)      (4,257,333)
Net Assets - 100%                                $ 164,813,361
(a) Non-Income Producing Security
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
Industry Diversification (as a percentage of Total Investments):
Consumer Goods                          20.84%
Finance                                 14.10%
Diversified                             12.45%
Services                                11.13%
U.S. Treasury                           10.50%
Capital Equipment                       9.94%
Utilities                               4.23%
Transportation                          3.77%
Energy                                  2.64%
Retail                                  2.51%
Metals Diversified                      2.49%
Materials                               1.98%
Real Estate                             1.89%
Other*                                  1.53%
                                      100.00%
*  No one industry represents more than 1.50% of Portfolio holdings.
See Notes to Financial Statements on Pages 14-15
11
International Equity Portfolio
Statement of Assets and Liabilities September 30, 1996

Assets
Investment at Value (Cost $149,300,515) $    169,070,694
Cash*                                        369,172
Receivable for Foreign Taxes Withheld        152,263
Dividends and Interest Receivable            238,301
Net Unrealized Appreciation on
   Forward Foreign Currency Contracts        143,547
Prepaid Expenses and Other                   12,855
Total Assets                                 169,986,832
Liabilities
Due to Bankers Trust                         60,426
Due to Custodian                             707,593
Payable for Securities Purchased             4,314,462
Net Unrealized Depreciation on
   Forward Foreign Currency Contracts        65,575
Accrued Expenses and Other                   25,415
Total Liabilities                            5,173,471
Net Assets                              $    164,813,361

Composition of Net Assets
Paid-in Capital                         $    145,003,353
Net Unrealized Appreciation on
   Investments, Foreign Currencies
   and Forward Foreign Currency Contracts    19,810,008

Net Assets, September 30, 1996          $    164,813,361
Statement of Operations For the
   year ended September 30, 1996

Investment Income
Dividends (net of foreign withholding
   tax of $271,374)                     $    2,358,966
Interest                                     457,553
Total Investment Income                      2,816,519
Expenses
Advisory                                     759,552
Administration and Services                  175,281
Professional                                 35,044
Trustees                                     3,004
Transfer Tax                                 14,335
Miscellaneous                                1,633
Total Expenses                               988,849
Less: Expenses Absorbed by
   Bankers Trust                             (229,297)
Net Expenses                                 759,552
Net Investment Income                        2,056,967

Realized and Unrealized Gain on
   Investments, Forward Currencies
   and Forward Foreign Currency Contracts
Net Realized Gain from:
Investment Transactions                      5,103,507
Foreign Currency Transactions                1,024,419
Net Change in Unrealized Appreciation
  of Investments, Foreign Currencies
  and Forward Foreign Currency Contracts     8,042,701

Net Realized and Unrealized Gain on
  Investments, Foreign Currencies and
  Forward Foreign Currency Contracts         14,170,627
Net Increase in Net Assets from
   Operations                           $    16,227,594
* Includes foreign cash of $369,172 with a cost of $327,112.
See Notes to Financial Statements on Pages 14-15

International Equity Portfolio
Statement of Changes in Net Assets
                              For the            For the period
                              year ended         January 1, 1995 to
                              September 30, 1996 September 30, 1995#
Increase in Net Assets
  from Operations:
Net Investment Income        $ 2,056,967          $    1,188,602
Net Realized Gain from
  Investment and Foreign
  Currency Transactions        6,127,926               1,956,124
Net Change in Unrealized
  Appreciation on
  Investments, Foreign
   Currencies and Forward
   Foreign Currency Contracts  8,042,701               6,955,471
Net Increased in Net
   Assets from Operations      16,227,594              10,100,197
Capital Transactions
Proceeds from
   Capital Invested            104,050,782             35,819,720
Value of Capital Withdrawn     (38,778,446)            (18,648,629)
Net Increase in Net Assets
   from Capital Transactions   65,272,336              17,171,091
Total Increase in Net Assets   81,499,930              27,271,288

Net Assets
Beginning of Period            83,313,431              56,042,143
End of Period                $ 164,813,361        $    83,313,431
Financial Highlights
Contained below are selected
supplemental data and ratios
for each of the periods
indicated for the
International Equity
Portfolio.


                                                                                   For the period
                                                                                   For the           August 4, 1992
                                         For the             For the period        year ended        (Commencement
                                         year ended          January 1, 1995 to    December 31,      of Operations) to
                                         September 30, 1996  September 30,
1995#                                    1994                1993                  December 31, 1992
Supplemental Data and Ratios:
Net Assets, End of Period (000s) omitted    $164,813             $83,313           $56,042   $33,907   $8,225
Ratios to Average Net Assets:
Net Investment Income                       1.76%                2.39%*            1.69%     1.64%     1.87%*
Expenses                                    0.65%                0.65%*            0.65%     0.65%     0.60%*
Decrease Reflected in Above Expense Ratios Due
to Absorption of Expenses by Bankers Trust  0.20%                0.22%*            0.24%     0.39%     0.93%*
Portfolio Turnover Rate                     68%                  21%               15%       17%       7%
Average Commission per Share**              $0.01



#On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
*Annualized
**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
See Notes to Financial Statements on Pages 14-15

International Equity Portfolio
Notes to Financial Statements
Note 1-Organization and Significant Accounting Policies
A. Organization
The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and commenced operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.
All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

E. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts
Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

International Equity Portfolio
Notes to Financial Statements
J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

Note 2-Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.15 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1996, this fee aggregated $175,281.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 0.65 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1996, this fee aggregated $759,552.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.65 of 1% of the average daily net assets of the Portfolio. For the year ended September 30, 1996, expenses of the Portfolio have been reduced $229,297.

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. (`Edgewood''). Prior to September 30, Signature Broker-Dealer Services, Inc. (`Signature'') was the Trust's Distributor. Certain trustees and officers of the Portfolio are also directors, officers and/or employees of Edgewood and/or Signature. None of the trustees so affiliated received compensation for services as trustee of the Portfolio. Similarly, none of the Portfolio's officers received compensation from the Portfolio.

For the year ended September 30, 1996, the Portfolio paid brokerage commissions of $603,995.

Note 3-Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1996, were $132,762,664 and $75,463,529, respectively. For federal income tax purposes, the tax basis of investments held at September 30, 1996 was $149,313,524. The aggregate gross unrealized appreciation for all investments was $23,947,591 and the aggregate gross unrealized depreciation for all investments was $4,190,151.
Note 4-Open Forward Foreign Currency Contracts
As of September 30, 1996, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:
                                                                      Net
Unrealized

           Appreciation
Contracts to Deliver    In Exchange For      Settlement Date     Value (US$)
           (Depreciation) (US$)
Sales
AUD        41,746       USD      32,993      10/01/96      33,135          (142)
AUD        3,289,201    USD      2,597,378   10/01/96      2,610,771  (13,393)
AUD        3,267,343    USD      2,572,897   10/08/96      2,585,416  (12,519)
AUD        3,396,879    USD      2,713,261   10/01/96      2,696,239  17,022
JPY        296,683,411  USD      2,677,658   10/01/96      2,661,315  16,343
JPY        286,594,676  USD      2,625,452   10/01/96      2,570,817  54,635
JPY        286,594,676  USD      2,690,090   1/06/97       2,608,489  81,601
                                                           Total Sales
           143,547
Purchases
USD        2,677,657    AUD      3,396,879   10/01/96      2,696,238  18,581
USD        2,625,452    AUD      3,330,947   10/01/96      2,643,905  18,453
USD        2,690,090    AUD      3,396,879   1/06/97       2,680,715  (9,375)
USD        465,179      FRF      2,400,000   10/01/96      468,365    3,186
USD        1,175,398    GBP      750,325     10/01/96      1,174,483  (915)
USD        394          IDR      915,000     10/02/96      394   -
USD        188,815      ITL      287,000,000 10/01/96      188,258    (557)
USD        2,597,377    JPY      286,594,676 10/01/96      2,570,816  (26,561)
USD        2,572,897    JPY      286,595,000 10/08/96      2,572,897  -
USD        10,978       JPY      1,209,289   10/01/96      10,847     (131)
USD        2,713,261    JPY      295,474,118 10/01/96      2,650,468  (62,793)
USD        7,000,000    JPY      779,751,000 10/09/96      6,994,537  (5,463)
                                                           Total Purchases
           (65,575)
                                                           Net Appreciation
           77,972
International Equity Portfolio
Report of Independent Accountants
To the Trustees and Holders of Beneficial Interest of the International Equity
Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Equity Portfolio (one of the Portfolios comprising BT Investment Portfolios) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1996, and the nine months ended September 30, 1995, and the financial highlights for the year ended September 30, 1996, the nine months ended September 30, 1995, for each of the two years in the period ended December 31, 1994 and for the period August 4, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Portfolio as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
October 29, 1996
16
This page intentionally left blank.

BT INVESTMENT FUNDS
International Equity Fund

For shareholder account information and current price and yield quotations, shareholders may call their relationship manager or servicing agent. Prospectuses containing more extensive information regarding the BT Investment Funds may be obtained by calling or writing to Investors Fiduciary Trust Company or Edgewood Services, Inc., the primary Servicing Agent and Distributor, respectively, of BT Investment Funds:

BT Pyramid Mutual Funds
DST Systems, Inc.
210 West 10th St.
Kansas City, MO  64105

BT Investment Funds
Edgewood Securities, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

You may write to the International Equity Fund at the following address:
BT Investment Funds
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897


                           Intermational Equity Fund
                                    Appendix

Pie Chart- Page 4

The graphic representation here displayed consists of a pie chart representing the Diversification of Portfolio Investments by Country in the International Equity Portfolio as of September 30, 1996. Each slice of the pie represents an investment Country and is sized according to the percentage of the Fund's investment in that Country. The Countries and their percentages, starting at the top of the pie and moving clockwise, are: Japan-15%; France-11%; Switzerland-3%; United Kingdom-10%; Germany-7%; Hong Kong-7%; Italy-6%; Netherlands-6%; Spain-4%; and Other-31%.

Line Graph-Page 5

The graphic representation here displayed consists of a boxed legend in the upper left-hand corner of the corresponding line graph. The solid black line represents BT Investment International Equity Fund (the `Fund''); the dashed line represents the MSCI EAFE Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the MSCI EAFE Index begining August 31, 1992. The `y'' axis reflects quarterly computation periods from August 1992 to September 1996. The `x'' axis reflects investment values in $2,000 increments ranging from $8,000 to $20,000.